Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
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Commitments and Contingencies
Note 19—Commitments and Contingencies
Contractual commitments for the construction of property
, plant and equipment were €15.8 million and €8.5 million for the years ended December 31, 2020 and 2019, respectively. With certain suppliers, the Company has agreed minimum commitments related to the manufacturing
of product supply, subject to continuous negotiation and adjustments according to the individual contractual terms and conditions. Delivery of product supply is recognized when the Company obtains control of the goods.
In addition, the Company has entered into short-term leases and leases of low value assets, contracts of various lengths in respect of research and development with Clinical Research Operators, and IT and facility related services. Costs relating to those commitments are recognized as services are received.
We are not aware of any significant legal claims or disputes.